UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2024
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
300 N Valley Dr			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 6, 2024, Dutch Bros Inc., a Delaware corporation (the “Company”), announced its financial results for the third quarter ended September 30, 2024. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2024, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved an Amended and Restated Participation Agreement with Christine Barone, Chief Executive Officer and President (the “Amended Participation Agreement”) under the Company’s Amended and Restated Severance and Change in Control Plan (the “Plan”). In addition to the post-employment cash severance payments and other benefits provided pursuant to the Participation Agreement entered into with Ms. Barone on November 9, 2022, under the Amended Participation Agreement, subject to entry into a release of claims in favor of the Company, Ms. Barone will also be eligible for the following benefits: (i) a prorated annual cash bonus in connection with any Covered Termination (as defined in the Plan); and (ii) the addition of full vesting acceleration for outstanding equity awards in the event of a Covered Termination due to death or disability. The foregoing description of the Amended Participation Agreement is not complete, and is qualified in its entirety by reference to the Amended Participation Agreement and the Plan, copies of which are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Additionally, on November 1, 2024, a special committee of the Board of Directors composed entirely of independent directors approved a revised compensation package for Travis Boersma, Executive Chairman of the Company. Beginning January 1, 2025, Mr. Boersma will be eligible for a target annual cash bonus of 10% of his base salary, with a maximum annual cash bonus of 20% of his base salary, for the applicable year based on the achievement of performance objectives determined by the Board (or the Compensation Committee) and the same metrics and targets as the Company’s other executive officers. Mr. Boersma’s base salary will remain unchanged at $1,500,000 annually.

Item 7.01. Regulation FD Disclosure.
The information included in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Amended and Restated Participation Agreement, dated November 4, 2024, by and between Dutch Bros Inc. and Christine Barone
10.2	Amended and Restated Severance and Change in Control Plan, dated October 4, 2021
99.1	Earnings Release issued by Dutch Bros Inc. on November 6, 2024
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	November 6, 2024	By:	/s/ Joshua Guenser
Joshua Guenser
Chief Financial Officer